Supplement to the
Spartan® U.S. Treasury Money Market Fund,
Spartan U.S. Government Money
Market Fund and Spartan Money
Market Fund
June 20, 2001
Prospectus

Shareholder Meeting. It is anticipated that on or about May 15, 2002, a meeting of shareholders of Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund, and Spartan Money Market Fund will be held to vote on various proposals. Shareholders of record on March 18, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the first paragraph in the "Fee Table" section on page 6.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Spartan U.S. Treasury Money Market are based on historical expenses, adjusted to reflect current fees, and do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for Spartan U.S. Government Money Market and Spartan Money Market are based on historical expenses, adjusted to reflect current fees.

The following information replaces the similar information found in the "Fee Table" section on page 7.

Annual fund operating expenses (paid from fund assets)

Spartan U.S. Treasury Money Market	Management fee	0.42%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.01%
	Total annual fund operating expenses	0.43%
Spartan U.S. Government Money Market	Management fee	0.42%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.00%
	Total annual fund operating expenses	0.42%

SMF-02-01 March 18, 2002
1.713587.106

Spartan Money Market	Management fee	0.42%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.00%
	Total annual fund operating expenses	0.42%

Through arrangements with Spartan U.S. Treasury Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses for Spartan U.S. Treasury Money Market would have been 0.42%.

The following information replaces the similar information found in the "Fee Table" section on page 8.

		Sell All Shares	Hold Shares
Spartan U.S. Treasury Money Market	1 year	$ 49	$ 44
	3 years	$ 143	$ 138
	5 years	$ 246	$ 241
	10 years	$ 547	$ 542
Spartan U.S. Government Money Market	1 year	$ 48	$ 43
	3 years	$ 140	$ 135
	5 years	$ 240	$ 235
	10 years	$ 535	$ 530
Spartan Money Market	1 year	$ 48	$ 43
	3 years	$ 140	$ 135
	5 years	$ 240	$ 235
	10 years	$ 535	$ 530

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page 10.

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government.

The following information replaces the information found in the "Fund Management" section on page 19.

Each fund's annual management fee rate is 0.42% of its average net assets.

On July 1, 2001, FMR reduced the management fee rate for the funds from 0.45% to 0.42%.